Exhibit 4.1

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT:

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                       Capitalization 100,000,000 Shares       CUSIP 483615100
+---------------+                  COMMON STOCK                +---------------+
|    SHARES     |              at $.001 Par Value              |    SHARES     |
|               |                                              |               |
+---------------+                                              +---------------+

                         KANAKARIS COMMUNICATIONS, INC.

THIS CERTIFIES THAT


                                    SPECIMEN

IS THE RECORD HOLDER OF

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ John R. McKay              [CORPORATE SEAL OF             /s/ Alex Kanakaris
   Secretary               Kankaris Communications, Inc.           President
                                     here]

Countersigned & Registered:
Alpha Tech Stock Transfer
4505 So. Wasatch Blvd., Suite 205-A
Salt Lake City, UT 84124
(801) 278-1777

By: /s/ Jay
--------------------
Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT .....Custodian....
TEN ENT - as tenants by the entireties                 (Cust)         (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants               Act......................
         in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                                RESTRICTED STOCK

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TOHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.